EXHIBIT 32.2


                         ANNALY CAPITAL MANAGEMENT, INC.
                           1211 AVENUE OF THE AMERICAS
                                   SUITE 2902
                            NEW YORK, NEW YORK 10036


                        CERTIFICATION OF CHIEF FINANCIAL
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS


         I, Kathryn F. Fagan, the Chief Financial Officer and Treasurer of Annaly Capital Management, Inc. (the "Company") in compliance with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2006 (the "Report") filed with the Securities and Exchange
Commission:

          o fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          o    the information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.




                                        /s/ Kathryn F. Fagan
                                        --------------------
                                        Kathryn F. Fagan

                                        Chief Financial Officer and Treasurer

                                        August 8, 2006




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